UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 12, 2018

Steel Connect, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35319	04-2921333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road, Suite 170 Waltham, Massachusetts		02451
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 663-5000

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

As described in Item 5.07 below, the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Steel Connect, Inc. (the “Company”) was held on April 12, 2018. At the Annual Meeting, the stockholders of the Company approved the Company's Tax Benefits Preservation Plan (the “Tax Plan”) and the continuation of its terms. The Tax Plan, which is designed to protect the tax benefits of the Company's net operating loss carryforwards, was entered into on January 19, 2018, and was initially disclosed, and is more fully described in, the Current Report on Form 8-K filed by the Company on January 19, 2018. If the Tax Plan had not been approved by the Company’s stockholders at the Annual Meeting, it would have expired in accordance with its terms immediately following the final adjournment of the Annual Meeting.

The foregoing description of the Tax Plan does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Tax Plan. A copy of the Tax Plan is attached hereto as Exhibit 4.1 and is incorporated into this Item 3.03 by reference.

The information set forth in Item 5.03 regarding the Protective Amendment (as defined below) is incorporated into this Item 3.03 by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 12, 2018, the Company filed a Certificate of Amendment of the Company’s Restated Certificate of Incorporation with the Secretary of State of the State of Delaware that includes a protective amendment designed to protect the tax benefits of the Company's net operating loss carryforwards (the “Protective Amendment”). The Protective Amendment was approved by the Company’s stockholders at the Annual Meeting, as described in Item 5.07 below.

The Protective Amendment amends the Company’s Restated Certificate of Incorporation to include restrictions on certain transfers of the Company’s common stock, par value $.01 per share (the “Common Stock”) in order to protect the long-term value to the Company of its accumulated net operating losses and other tax benefits. The Protective Amendment’s transfer restrictions generally restrict any direct or indirect transfers of the Company’s Common Stock that increases the direct, indirect or constructive ownership of the Company’s Common Stock by any Person (as defined in the Protective Amendment) from less than 4.99% to 4.99% or more of the Company’s Common Stock, or that increases the percentage of the Company’s Common Stock owned directly, indirectly or constructively by a Person owning or deemed to own 4.99% or more of the Company’s Common Stock. Further, any direct or indirect transfer attempted in violation of the Protective Amendment will be void as of the date of the prohibited transfer as to the purported transferee.

The foregoing description of the Protective Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Protective Amendment, which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held pursuant to notice at the Shade Hotel, 1221 N. Valley Drive, Manhattan Beach, CA 90266, on April 12, 2018.

The total number of shares of the Company’s Common Stock that voted in person or by proxy at the Annual Meeting was 54,027,920, representing approximately 89.73% of the 60,205,946 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.  The total number of shares of the Company’s Series C Convertible Preferred Stock, par value $0.01 per share (the “Preferred Stock”) voting on an as-converted basis with Common Stock, in person or by proxy at the Annual Meeting was 35,000, representing 100% of the 35,000 shares of Preferred Stock outstanding and entitled to vote at the Annual Meeting. The 35,000 shares of Preferred Stock had the same voting power as 17,857,143 shares of Common Stock at the Annual Meeting. Together, the Common Stock and Preferred Stock that voted at the Annual Meeting represent 71,885,063 voting interests of shares of Common Stock, representing approximately 92.09% of the 78,063,089 total voting interests of shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

Each director nominee was elected and each other matter submitted to a vote of the Company’s stockholders at the Annual Meeting was approved by the requisite vote. The frequency of future stockholder votes on named executive officer compensation selected was every one year. The final voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Annual Meeting are set forth below.

Proposal 1 –To elect two (2) Directors to serve in Class III until the 2020 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

Name	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey J. Fenton	58,195,519	239,348	13,450,196
Jeffrey S Wald	58,196,737	238,130	13,450,196

Proposal 2 – To approve, on an advisory basis, the compensation of the Company's named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,267,785	5,120,453	46,629	13,450,196

Proposal 3 – To conduct an advisory (non-binding) vote to determine the frequency of future stockholder votes on named executive officer compensation.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
56,890,402	234,538	1,277,278	32,649	13,450,196

Proposal 4 – To ratify the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the current fiscal year.

Votes For	Votes Against	Abstentions	Broker Non-Votes
71,557,388	228,626	99,049	0

Proposal 5 – To approve and adopt an amendment to the Company's Restated Certificate of Incorporation designed to protect the tax benefits of the Company's net operating loss carryforwards.

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,666,964	4,739,385	28,518	13,450,196

Proposal 6 – To approve the Company's Tax Benefits Preservation Plan designed to protect the tax benefits of the Company's net operating loss carryforwards and the continuation of its terms.

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,063,109	1,342,240	29,518	13,450,196

Proposal 7 –To approve amendments to the Company's 2010 Incentive Award Plan (the "2010 Plan") to (i) increase the number of shares of the Company's common stock, $0.01 par value per share, subject to the 2010 Plan from 5,000,000 shares (plus certain shares available under prior plans) to 11,000,000 shares (plus certain shares available under prior plans), and (ii) make other related, clarifying and technical changes, as described in the proxy statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,504,048	11,863,284	67,535	13,450,196

Based on the approval of the stockholders, our board of directors has determined that it will hold an advisory vote on the compensation of our named executive officers every year until the next required vote on the frequency of such an advisory vote.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No. Description

3.1	Amendment to the Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on April 12, 2018.
4.1	Tax Benefits Preservation Plan, dated as of January 19, 2018, by and between ModusLink Global Solutions, Inc. and American Stock Transfer & Trust Company, LLC, as rights agent is incorporated herein by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed on January 19, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 16, 2018	Steel Connect, Inc.

	By:	/s/ Louis J. Belardi
		Name:	Louis J. Belardi
		Title:	Chief Financial Officer

EXHIBIT INDEX

3.1	Amendment to the Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on April 12, 2018.
4.1	Tax Benefits Preservation Plan, dated as of January 19, 2018, by and between ModusLink Global Solutions, Inc. and American Stock Transfer & Trust Company, LLC, as rights agent is incorporated herein by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed on January 19, 2018.